CONSENT OF INDEPENDENT AUDITORS



The Trustees and Shareholders
Evergreen Equity Trust

We consent to the use of our report dated May 1, 1998 for Evergreen Foundation Fund incorporated by reference herein and to the reference to our firm under the caption "FINANCIAL STATEMENTS AND EXPERTS" in the Prospectus/Proxy statement.


                                            /s/KPMG Peat Marwick LLP
                                             ------------------------
                                               KPMG Peat Marwick LLP



Boston, Massachusetts
June 1, 1998






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